ENDEAVOR SERIES TRUST (the "TRUST")
Supplement dated December 3, 1999
to the Prospectus dated May 1, 1999



	Effective immediately, Endeavor Value Equity Portfolio is being managed by John Lindenthal, a senior equity portfolio manager and analyst at Oppenheimer Capital, the parent company of OpCap Advisors. Mr. Lindenthal has been with Oppenheimer Capital since 1979 and has been a Managing Director since 1985.